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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2000

                                  ZIPLINK, INC.

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             (Exact name of registrant as specified in its charter)

DELAWARE                          000-26147                       04-3457219
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(State or other               (Commission File                  (IRS Employee
jurisdiction                      Number)                    Identification No.)
of incorporation)



900 CHELMSFORD STREET, TOWER 1, FIFTH FLOOR, LOWELL, MASSACHUSETTS      01851
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (978) 551-8100
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     On November 3, 2000, Ziplink, Inc. ("Ziplink") issued the press release filed hereunder as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    Not applicable.

(a) Pro Forma Financial Information.

    Not applicable.

(a) Exhibit. The following Exhibit is filed as part of this report:

    EXHIBIT NO.                                        DESCRIPTION
      99.1                               Press Release issued November 3, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ZIPLINK, INC.

Date: November 6, 2000                     By:/S/ ALBERT A. GABRIELLI
                                              ---------------------------------
                                              Albert A. Gabrielli
                                              Chief Financial Officer


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                                INDEX TO EXHIBITS


    EXHIBIT NO.                                        DESCRIPTION
      99.1                                Press Release issued November 3, 2000.